UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-K/A
                                 CURRENT REPORT
                                (Amendment No. 1)


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): January 4, 2005

                           PROSPECT ENERGY CORPORATION
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


           Maryland                                333-114552                           43-2048643
-------------------------------             ------------------------         -------------------------------
(State or other jurisdiction of             (Commission File Number)                 (I.R.S. Employer
    incorporation)                                                                Identification Number)


                  10 East 40th Street, New York, New York 10016
               ---------------------------------------------------
               (Address of principal executive offices) (Zip Code)

                                 (212) 448-0702
              ----------------------------------------------------
              (Registrant's telephone number, including area code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

SECTION 4 - MATTERS RELATED TO ACCOUNTANTS AND FINANCIAL STATEMENTS
Item 4.01     Changes in Registrant's Certifying Accountant.

(a) Prospect Energy Corporation (the "Company") filed a Form 8-K on January 10, 2005 (the "Initial 8-K") reporting the resignation of KPMG LLP ("KPMG") as the Company's independent auditors. In connection with the Initial 8-K, the Company provided KPMG with a copy of the disclosure the Company made with respect to the change in accountants.
         The Company requested that KPMG furnish the Company with a letter addressed to the Securities and Exchange Commission ("SEC") stating whether KPMG agreed with such disclosure. On January 19, 2005, the Company received from KPMG the letter addressed to the SEC. The letter is attached as Exhibit 16.1 hereto.


SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS
Item 9.01     Financial Statements and Exhibits.

(c)      Exhibits.

     Exhibit No.                        Description of Document
----------------------- --------------------------------------------------------

        16.1            Letter from KPMG to the SEC dated January 18, 2005


    This Form 8-K may contain, among other things, forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including statements with respect to Prospect Energy's plans, objectives, expectations and intentions and other statements identified by words such as "may," "could," "would," "will," "should," "believes," "expects," "anticipates," "estimates," "intends," "plans" or other similar expressions. We base such statements on currently available operating, financial and competitive information; such statements are subject to various risks and uncertainties that could cause actual results to differ materially from our historical experience and our present expectations. You should not place undue reliance on such forward-looking statements, as they speak only as of the date on which they are made. Additional information regarding these and other risks and uncertainties is contained in our periodic filings with the Securities and Exchange Commission.

                                   SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Amendment No. 1 on Current Report on Form 8-K/A to be signed on its behalf by the undersigned hereunto duly authorized.


                                       PROSPECT ENERGY CORPORATION
                                       (Registrant)


                                       By:/s/ John F. Barry III
                                          --------------------------------------
                                          Name:  John F. Barry III
                                          Title: Chief Executive Officer


Date:    January 21, 2005